UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 7, 2019

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification No.)
of Incorporation)

2 Bethesda Metro Center, Suite 1400

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	DRH	New York Stock Exchange

ITEM 3.03.  Material Modification to Rights of Security Holders.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 7, 2019, the stockholders of DiamondRock Hospitality Company (the “Company”) voted at the 2019 annual meeting of stockholders (the “Annual Meeting”) to approve an amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement (the “Charter”) to reduce the number of stockholder votes necessary to approve amendments to the Charter and certain extraordinary actions from two-thirds of the votes entitled to be cast on the matter to a majority of the votes entitled to be cast on the matter. On May 8, 2019, the Company filed Articles of Amendment to the Charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland to effect the Charter Amendment.

The foregoing summary of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in this Current Report on Form 8-K under “Item 3.03 Material Modifications to Rights of Security Holders” is incorporated herein by reference.

ITEM 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 7, 2019. The results of the voting at the Annual Meeting were as follows:

1.              The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes

Mark W. Brugger	190,199,517	2,207,326	21,005	1,289,008
Timothy R. Chi	191,373,906	1,032,937	21,005	1,289,008
Maureen L. McAvey	189,509,998	2,897,667	21,183	1,289,008
William W. McCarten	189,685,090	2,721,753	21,005	1,289,008
Gilbert T. Ray	189,463,635	2,943,308	20,905	1,289,008
William J. Shaw	191,331,550	1,075,393	20,905	1,289,008
Bruce D. Wardinski	191,326,713	1,080,230	20,905	1,289,008
Kathleen A. Wayton	191,699,252	708,512	20,084	1,289,008

2.              The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
184,058,463	7,352,582	16,803	1,289,008

3.              The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2019.

For	Against	Abstain
191,751,681	1,956,293	8,882

4.              The Company’s stockholders approved the Charter Amendment.

For	Against	Abstain	Broker Non-Votes
191,904,620	494,649	28,579	1,289,008

ITEM 9.01.  Financial Statements and Exhibits.

d)                                     Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation of DiamondRock Hospitality Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 13, 2019	By	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer